        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 17, 2003



                                                     REGISTRATION NO. 333-102541
================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      CRESCENT REAL ESTATE EQUITIES COMPANY
             (Exact Name of Registrant as Specified in its Charter)

            TEXAS                              6798                   52-1862813
(State or Other Jurisdiction of   (Primary Standard Industrial    (I.R.S. Employee
 Incorporation or Organization)    Classification Code Number)   Identification No.)

                                 777 MAIN STREET
                                   SUITE 1200
                            FORTH WORTH, TEXAS 76102
                                 (817) 321-2100

       (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                               ------------------
                                  JOHN C. GOFF
                             CHIEF EXECUTIVE OFFICER
                                 777 MAIN STREET
                                   SUITE 1200
                             FORT WORTH, TEXAS 76102
                                 (817) 321-2100
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                          ----------------------------
                                   Copies to:

      SYLVIA M. MAHAFFEY, ESQ                         DAVID M. DEAN
           SHAW PITTMAN                   CRESCENT REAL ESTATE EQUITIES COMPANY
        2300 N STREET, N.W.                     777 MAIN STREET, SUITE 2100
          WASHINGTON, D.C.                         FORT WORTH, TEXAS 76102
           (202) 663-8000                              (817) 321-2100

                          ----------------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

   If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.

   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration for the same offering.

   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.




                            ------------------------

   THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
   SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Crescent Real Estate's declaration of trust provides that no trust manager shall be liable to Crescent Real Estate for any act, omission, loss, damage, or expense arising from the performance of his duties to Crescent Real Estate save only for his own willful misfeasance or willful malfeasance or gross negligence. In addition to, but in no respect whatsoever in limitation of the foregoing, the liability of each trust manager for monetary damages shall be eliminated to the fullest extent permitted by applicable law. The declaration of trust also provides that no amendment thereto may limit or eliminate this limitation of liability with respect to events occurring prior to the effective date of such amendment.

        Crescent Real Estate's declaration of trust provides that the trust managers and officers shall be indemnified to the maximum extent permitted by Texas law. Under current Texas law, the trust will indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a trust manager or officer if it is determined that the person (i) conducted himself in good faith; (ii) reasonably believed: (a) in the case of conduct in his official capacity as a trust manager or officer of the real estate investment trust, that his conduct was in the real estate investment trust's best interests; and (b) in all other cases, that his conduct was at least not opposed to the real estate investment trust's best interests; and (iii) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. Except to the extent provided in the following sentence, a trust manager or officer may not be indemnified (i) in respect of a proceeding in which the person is found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or (ii) in which the person is found liable to the real estate investment trust. Notwithstanding the foregoing, a person may be indemnified against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; provided that if the person is found liable to the real estate investment trust or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (i) is limited to reasonable expenses actually incurred by the person in connection with the proceeding, and (ii) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the real estate investment trust. In addition, Crescent Real Estate's declaration of trust and bylaws require it to pay or reimburse, in advance of the final disposition of a proceeding, reasonable expenses incurred by a present or former trust manager or officer made a party to a proceeding by reason of his status as a trust manager or officer, provided that Crescent Real Estate shall have received (i) a written affirmation by the trust manager or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by Crescent Real Estate as authorized by the bylaws and (ii) a written undertaking by or on his behalf to repay the amount paid or reimbursed by Crescent Real Estate if it shall ultimately be determined that the standard of conduct was not met. Crescent Real Estate's declaration of trust and bylaws also permit Crescent Real Estate to provide indemnification, payment or reimbursement of expenses to any employee or agent of Crescent Real Estate in such capacity. Crescent Real Estate's declaration of trust and bylaws also permit Crescent Real Estate to indemnify a person who was or who agreed to appear as a witness or other participant in a proceeding at a time when he is not named a defendant or respondent in the proceeding. Any indemnification, payment or reimbursement of the expenses permitted by the declaration of trust and bylaws shall be furnished in accordance with the procedures provided for indemnification and payment or reimbursement of expenses under Texas Real Estate Investment Trust Act for trust managers.

        The limited partnership agreement of Crescent Partnership contains indemnification provisions comparable to those contained in the declaration of trust.

        Crescent Real Estate carries insurance that purports to insure officers and trust managers of Crescent Real Estate against certain liabilities incurred by them in the discharge of their official functions.

        Crescent Real Estate has entered into indemnification agreements with each of Crescent Real Estate's executive officers and trust managers. The indemnification agreements require, among other things, that Crescent Real Estate indemnify such officers and trust managers to the fullest extent permitted by law, and advance to the officers and directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. Crescent Real Estate also must indemnify and advance expenses incurred by officers and directors seeking to enforce their rights under the indemnification agreements and cover officers and directors under Crescent Real Estate's directors' and officers' liability insurance, if any. Although the indemnification agreements offer substantially the same scope of coverage afforded by provisions in the declaration of trust and Crescent Real Estate's bylaws, they provide greater assurance to directors and executive officers that indemnification will be available, because, as contracts, they cannot be modified unilaterally in the future by the Board of Trust Managers or by the stockholders to alter, limit or eliminate the rights they provide.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

      (A) EXHIBITS


   2.01   Plan of Reorganization of Crescent Operating, Inc.+



   2.02 Settlement Agreement, dated February 14, 2002, by and between Crescent Real Estate Equities Limited Partnership , Crescent Real Estate Equities Company, Crescent Operating, Inc., RoseStar Management, LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, RoseStar Southwest, LLC and COI Hotel Group, Inc., as amended+


   3.01 Restated Declaration of Trust of Crescent Real Estate Equities Company, as amended (filed as Exhibit No. 3.1 on the Registrant's Current Report on Form 8-K filed April 25, 2002 (the "April 2002 8-K") and incorporated herein by reference)

   3.02 Amended and Restated Bylaws of Crescent Real Estate Equities Company, as amended (filed as Exhibit No. 3.02 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 and incorporated herein by reference)

   4.01 Form of Common Share Certificate (filed as Exhibit No. 4.03 to the Registrant's Registration Statement on Form S-3 (File No. 333-21905) and incorporated herein by reference)

   4.02 Statement of Designation of 6 -3/4% Series A Convertible Cumulative Preferred Shares of Crescent Real Estate Equities Company dated February 13, 1997 (filed as Exhibit No. 4.07 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "1997 10-K") and incorporated herein by reference)

   4.03 Form of Certificate of 6-3/4% Series A Convertible Cumulative Preferred Shares of Crescent Real Estate Equities Company (filed as Exhibit No. 4 to the Registrant's Registration Statement on Form 8A/A filed on February 18, 1998 and incorporated herein by reference)

   4.04 Statement of Designation of 6-3/4% Series A Convertible Cumulative Preferred Shares of Crescent Real Estate Equities Company dated April 25, 2002 (filed as Exhibit No. 4.1 to the Registrant's April 2002 8-K and incorporated herein by reference)

   4.05 Statement of Designation of 9.50% Series B Cumulative Redeemable Preferred Shares of Crescent Real Estate Equities Company dated May 13, 2002 (filed as Exhibit No. 2 to the Registrant's Form 8-A dated May 14, 2002 (the "Form 8-A"), and incorporated herein by reference)

   4.06 Form of Certificate of 9.50% Series B Cumulative Redeemable Preferred Shares of Crescent Real Estate Equities Company (filed as Exhibit No. 4 to the Form 8-A and incorporated herein by reference)

     4 Pursuant to Regulation S-K Item 601(b)(4)(iii), the Registrant by this filing agrees, upon request, to furnish to the Securities and Exchange Commission a copy of other instruments defining the rights of holders of long-term debt of the Registrant

   5.01 Opinion of Shaw Pittman regarding the validity of the securities registered hereby+

   8.01 Opinion of Shaw Pittman regarding qualification of Crescent Real Estate as a real estate investment trust+


   8.02 Opinion of Sullivan and Cromwell regarding qualification of Americold Corporation as a real estate investment trust++


  10.01 Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997, as amended (filed as Exhibit 10.02 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "2Q 2002 10-Q") and incorporated herein by reference)

  10.02 Noncompetition Agreement of Richard E. Rainwater, as assigned to Crescent Real Estate Equities Limited Partnership on May 5, 1994 (filed as Exhibit No. 10.02 to the Registrant's 1997 10-K and incorporated herein by reference)

  10.03 Noncompetition Agreement of John C. Goff, as assigned to Crescent Real Estate Equities Limited Partnership on May 5, 1994 (filed as Exhibit No. 10.03 to the 1997 10-K and incorporated herein by reference)

  10.04 Employment Agreement by and between Crescent Real Estate Equities Limited Partnership, Crescent Real Estate Equities Company and John C. Goff, dated as of February 19, 2002 (filed as Exhibit No. 10.01 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 (the "1Q 2002 10-Q") and incorporated herein by reference)

  10.05 Employment Agreement of Jerry R. Crenshaw, Jr. dated as of December 14, 1998 (filed as Exhibit 10.08 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (the "1999 10-K") and incorporated herein by reference)

  10.06 Form of Officer's and Trust Managers' Indemnification Agreement as entered into between the Registrant and each of its executive officers and trust managers (filed as Exhibit No. 10.07 to the Registration Statement on Form S-4 (File No. 333-42293) of Crescent Real Estate Equities Limited Partnership and incorporated herein by reference)

  10.07 Crescent Real Estate Equities Company 1994 Stock Incentive Plan (filed as Exhibit No. 10.07 to the Registrant's Registration Statement on Form S-11 (File No. 33-75188) (the "Form S-11") and incorporated herein by reference)

  10.08 Third Amended and Restated 1995 Crescent Real Estate Equities Company Stock Incentive Plan (filed as Exhibit No. 10.01 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 and incorporated herein by reference)

  10.09 Amendment dated as of November 4, 1999 to Crescent Real Estate Equities Company 1994 Stock Incentive Plan and the Second Amended and Restated 1995 Crescent Real Estate Equities Company Stock Incentive Plan (filed as Exhibit No. 10.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 10-K") and incorporated herein by reference)

  10.10 Amendment, dated as of November 1, 2001 to the Crescent Real Estate Equities Company 1994 Stock Incentive Plan and the Third Amended and Restated 1995 Crescent Real Estate Equities Company Stock Incentive Plan (filed as Exhibit 10.11 to the Registrants Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "2001 10-K") and incorporated herein by reference)

  10.11 Amended and Restated 1995 Crescent Real Estate Equities Limited Partnership Unit Incentive Plan (filed as Exhibit No. 99.01 to the Registrant's Registration Statement on Form S-8 (File No. 333-3452) and incorporated herein by reference)

  10.12 1996 Crescent Real Estate Equities Limited Partnership Unit Incentive Plan, as amended (filed as Exhibit No. 10.14 to the 1999 10-K and incorporated herein by reference)

  10.13 Amendment dated as of November 5, 1999 to the 1996 Crescent Real Estate Equities Limited Partnership Unit Incentive Plan (filed as Exhibit No. 10.13 to the Registrant's 2000 10-K and incorporated herein by reference)

  10.14 Crescent Real Estate Equities, Ltd. Dividend Incentive Unit Plan (filed as Exhibit No. 10.14 to the Registrant's 2000 10-K and incorporated herein by reference)

  10.15 Annual Incentive Compensation Plan for select Employees of Crescent Real Estate Equities, Ltd. (filed as Exhibit No. 10.15 to the 2000 10-K and incorporated herein by reference)

  10.16 Crescent Real Estate Equities, Ltd. First Amended and Restated 401(k) Plan, as amended (filed as Exhibit No. 10.12 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference)

  10.17 Form of Registration Rights, Lock-Up and Pledge Agreement (filed as Exhibit No. 10.05 to the Form S-11 and incorporated herein by reference)

  10.18 Restricted Stock Agreement by and between Crescent Real Estate Equities Company and John C. Goff, dated as of February 19, 2002 (filed as Exhibit No. 10.02 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.19 Unit Option Agreement Pursuant to the 1996 Plan by and between Crescent Real Estate Equities Limited Partnership and John C. Goff, dated as of February 19, 2002 (filed as Exhibit No. 10.01 to the Registrant's 2Q 2002 10-Q and incorporated herein by reference)

  10.20 Unit Option Agreement by and between Crescent Real Estate Equities Limited Partnership and John C. Goff, dated as of February 19, 2002 (filed as Exhibit No. 10.04 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.21 Unit Option Agreement by and between Crescent Real Estate Equities Limited Partnership and Dennis H. Alberts, dated as of February 19, 2002 (filed as Exhibit No. 10.05 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.22 Unit Option Agreement by and between Crescent Real Estate Equities Limited Partnership and Kenneth S. Moczulski, dated as of February 19, 2002 (filed as Exhibit No. 10.06 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.23 Unit Option Agreement by and between Crescent Real Estate Equities Limited Partnership and David M. Dean, dated as of February 19, 2002 (filed as Exhibit No. 10.07 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.24 Unit Option Agreement by and between Crescent Real Estate Equities Limited Partnership and Jane E. Mody, dated as of February 19, 2002 (filed as Exhibit No. 10.08 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.25 Unit Option Agreement by and between Crescent Real Estate Equities Limited Partnership and Jerry R. Crenshaw, Jr., dated as of February 19, 2002 (filed as Exhibit No. 10.09 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.26 Unit Option Agreement by and between Crescent Real Estate Equities Limited Partnership and Jane B. Page, dated as of February 19, 2002 (filed as Exhibit No. 10.10 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.27 Unit Option Agreement by and between Crescent Real Estate Equities Limited Partnership and John L. Zogg, Jr., dated as of February 19, 2002 (filed as Exhibit No. 10.11 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.28 Unit Option Agreement by and between Crescent Real Estate Equities Limited Partnership and Dennis H. Alberts, dated as of March 5, 2001 (filed as Exhibit No. 10.12 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  21.01 List of Subsidiaries (filed as Exhibit No. 21.01 to the Registrant's 2001 10-K and incorporated herein by reference)

  23.01   Consent of Ernst & Young LLP+

  23.02   Consent of Deloitte & Touche LLP+

  23.03   Consent of Ernst & Young LLP+

  23.04   Consent of Deloitte & Touche LLP+


  23.05   Consent of Shaw Pittman LLP+


  23.06 Consent of Sullivan and Cromwell (included in its opinion filed as Exhibit 8.02 hereto)


  24.01   Power of Attorney+



  99.01   Proxy Card of Crescent Operating, Inc.+



  99.02   Letter to stockholders of Crescent Operating, Inc.+


----------


  +       Previously filed.
 ++       Filed herewith.


      (B) FINANCIAL STATEMENT SCHEDULES

            Schedule III - Crescent Real Estate Equities Company Consolidated Real Estate Investments and Accumulated Depreciation at December 31, 2001.

            All other schedules have been omitted either because they are not applicable or because the required information has been disclosed in the Financial Statements and related notes included in the consolidated and combined statements.

      (C) REPORTS, OPINIONS AND APPRAISALS

            The opinion of Houlihan Lokey Howard & Zukin Financial Advisors is included as Annex C to the proxy statement/prospectus that constitutes Part I of this Registration Statement.

ITEM 22. UNDERTAKINGS.

      (a) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (b) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus/information statement pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

      (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

      (d) The undersigned registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and
            (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

            (2) That for the purpose of determining liability under the Securities Act of 1933, each such post effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (e) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other times of the applicable form.

      (f) The registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (e) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (g) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Fort Worth, State of Texas on January 16, 2003.

                                  CRESCENT REAL ESTATE EQUITIES COMPANY


                                  By:    /s/ JOHN C. GOFF
                                         ------------------------
                                  Name:  John C. Goff
                                  Title: Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons on the dates and in the capacities indicated below:



      Signature                           Title                                             Date

/s/ Richard E. Rainwater*                 Trust Manager  and Chairman of the Board          January 16, 2003
------------------------------------
Richard E. Rainwater

/s/ John C. Goff                          Trust Manager and Chief Executive Officer         January 16, 2003
------------------------------------      (Principal Executive Officer)
John C. Goff

/s/ Jerry R. Crenshaw, Jr.                Executive Vice President, Chief Financial         January 16, 2003
------------------------------------      and Accounting Officer
Jerry R. Crenshaw, Jr.                    (Principal Financial and Accounting Officer)


/s/ Dennis H. Alberts*                    Trust Manager, President and Chief                January 16, 2003
------------------------------------      Operating Officer
Dennis H. Alberts

/s/ Anthony M. Frank*                     Trust Manager                                     January 16, 2003
------------------------------------
Anthony M. Frank

/s/ William F. Quinn*                     Trust Manager                                     January 16, 2003
------------------------------------
William F. Quinn

/s/ Paul E. Rowsey, III*                  Trust Manager                                     January 16, 2003
------------------------------------
Paul E. Rowsey, III

/s/ David M. Sherman*                     Trust Manager                                     January 16, 2003
------------------------------------
David M. Sherman

/s/ Robert W. Stallings*                  Trust Manager                                     January 16, 2003
------------------------------------
Robert W. Stallings

/s/ Terry N. Worrell*                     Trust Manager                                     January 16, 2003
------------------------------------
Terry N. Worrell



*By: /s/ David M. Dean
     -------------------------------
     David M. Dean
     Attorney-in-fact

                                  EXHIBIT INDEX



Exhibit
  No.                             Description
-------                           -----------
   2.01   Plan of Reorganization of Crescent Operating, Inc.+

   2.02   Settlement Agreement, dated February 14, 2002, by and between Crescent
          Real Estate Equities Limited Partnership , Crescent Real Estate
          Equities Company, Crescent Operating, Inc., RoseStar Management, LLC,
          Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, RoseStar
          Southwest, LLC and COI Hotel Group, Inc., as amended+

   3.01   Restated Declaration of Trust of Crescent Real Estate Equities
          Company, as amended (filed as Exhibit No. 3.1 on the Registrant's
          Current Report on Form 8-K filed April 25, 2002 (the "April 2002 8-K") and incorporated herein by reference)

   3.02 Amended and Restated Bylaws of Crescent Real Estate Equities Company, as amended (filed as Exhibit No. 3.02 to the Registrant's Quarterly
          Report on Form 10-Q for the quarter ended September 30, 1998 and incorporated herein by reference)

   4.01   Form of Common Share Certificate (filed as Exhibit No. 4.03 to the
          Registrant's Registration Statement on Form S-3 (File No. 333-21905) and incorporated herein by reference)

   4.02   Statement of Designation of 6 -3/4% Series A Convertible Cumulative
          Preferred Shares of Crescent Real Estate Equities Company dated
          February 13, 1997 (filed as Exhibit No. 4.07 to the Registrant's
          Annual Report on Form 10-K for the fiscal year ended December 31, 1997
          (the "1997 10-K") and incorporated herein by reference)

   4.03   Form of Certificate of 6 -3/4% Series A Convertible Cumulative
          Preferred Shares of Crescent Real Estate Equities Company (filed as
          Exhibit No. 4 to the Registrant's Registration Statement on Form 8A/A filed on February 18, 1998 and incorporated herein by reference)

   4.04   Statement of Designation of 6 -3/4% Series A Convertible Cumulative
          Preferred Shares of Crescent Real Estate Equities Company dated April
          25, 2002 (filed as Exhibit No. 4.1 to the Registrant's April 2002 8-K and incorporated herein by reference)

   4.05   Statement of Designation of 9.50% Series B Cumulative Redeemable
          Preferred Shares of Crescent Real Estate Equities Company dated May
          13, 2002 (filed as Exhibit No. 2 to the Registrant's Form 8-A dated
          May 14, 2002 (the "Form 8-A"), and incorporated herein by reference)

   4.06   Form of Certificate of 9.50% Series B Cumulative Redeemable Preferred
          Shares of Crescent Real Estate Equities Company (filed as Exhibit No.
          4 to the Form 8-A and incorporated herein by reference)

     4 Pursuant to Regulation S-K Item 601(b)(4)(iii), the Registrant by this filing agrees, upon request, to furnish to the Securities and Exchange
          Commission a copy of other instruments defining the rights of holders of long-term debt of the Registrant

   5.01 Opinion of Shaw Pittman regarding the validity of the securities registered hereby+

   8.01   Opinion of Shaw Pittman regarding qualification of Crescent Real
          Estate as a real estate investment trust+

   8.02   Opinion of Sullivan and Cromwell regarding qualification of Americold
          Corporation as a real estate investment trust++

  10.01   Second Amended and Restated Agreement of Limited Partnership of
          Crescent Real Estate Equities Limited Partnership, dated as of
          November 1, 1997, as amended (filed as Exhibit 10.02 to the
          Registrant's Quarterly Report on Form 10-Q for the quarter ended June
          30, 2002 (the "2Q 2002 10-Q") and incorporated herein by reference)

  10.02   Noncompetition Agreement of Richard E. Rainwater, as assigned to
          Crescent Real Estate Equities Limited Partnership on May 5, 1994
          (filed as Exhibit No. 10.02 to the Registrant's 1997 10-K and incorporated herein by reference)

  10.03   Noncompetition Agreement of John C. Goff, as assigned to Crescent Real
          Estate Equities Limited Partnership on May 5, 1994 (filed as Exhibit
          No. 10.03 to the 1997 10-K and incorporated herein by reference)

  10.04   Employment Agreement by and between Crescent Real Estate Equities
          Limited Partnership, Crescent Real Estate Equities Company and John C.
          Goff, dated as of February 19, 2002 (filed as Exhibit No. 10.01 to the
          Registrant's Quarterly Report on Form 10-Q for the quarter ended March
          31, 2002 (the "1Q 2002 10-Q") and incorporated herein by reference)

  10.05   Employment Agreement of Jerry R. Crenshaw, Jr. dated as of December
          14, 1998 (filed as Exhibit 10.08 to the Registrant's Annual Report on
          Form 10-K for the fiscal year ended December 31, 1999 (the "1999
          10-K") and incorporated herein by reference)

  10.06 Form of Officer's and Trust Managers' Indemnification Agreement as entered into between the Registrant and each of its executive officers and trust managers (filed as Exhibit No. 10.07 to the Registration
          Statement on Form S-4 (File No. 333-42293) of Crescent Real Estate
          Equities Limited Partnership and incorporated herein by reference)

  10.07 Crescent Real Estate Equities Company 1994 Stock Incentive Plan (filed as Exhibit No. 10.07 to the Registrant's Registration Statement on
          Form S-11 (File No. 33-75188) (the "Form S-11") and incorporated herein by reference)

  10.08   Third Amended and Restated 1995 Crescent Real Estate Equities Company
          Stock Incentive Plan (filed as Exhibit No. 10.01 to the Registrant's
          Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 and incorporated herein by reference)

  10.09   Amendment dated as of November 4, 1999 to Crescent Real Estate
          Equities Company 1994 Stock Incentive Plan and the Second Amended and
          Restated 1995 Crescent Real Estate Equities Company Stock Incentive
          Plan (filed as Exhibit No. 10.10 to the Registrant's Annual Report on
          Form 10-K for the fiscal year ended December 31, 2000 (the "2000
          10-K") and incorporated herein by reference)

  10.10   Amendment, dated as of November 1, 2001 to the Crescent Real Estate
          Equities Company 1994 Stock Incentive Plan and the Third Amended and
          Restated 1995 Crescent Real Estate Equities Company Stock Incentive
          Plan (filed as Exhibit 10.11 to the Registrants Annual Report on Form
          10-K for the fiscal year ended December 31, 2001 (the "2001 10-K") and incorporated herein by reference)

  10.11   Amended and Restated 1995 Crescent Real Estate Equities Limited
          Partnership Unit Incentive Plan (filed as Exhibit No. 99.01 to the
          Registrant's Registration Statement on Form S-8 (File No. 333-3452) and incorporated herein by reference)

  10.12   1996 Crescent Real Estate Equities Limited Partnership Unit Incentive
          Plan, as amended (filed as Exhibit No. 10.14 to the 1999 10-K and incorporated herein by reference)

  10.13   Amendment dated as of November 5, 1999 to the 1996 Crescent Real
          Estate Equities Limited Partnership Unit Incentive Plan (filed as
          Exhibit No. 10.13 to the Registrant's 2000 10-K and incorporated herein by reference)

  10.14   Crescent Real Estate Equities, Ltd. Dividend Incentive Unit Plan
          (filed as Exhibit No. 10.14 to the Registrant's 2000 10-K and incorporated herein by reference)

  10.15   Annual Incentive Compensation Plan for select Employees of Crescent
          Real Estate Equities, Ltd. (filed as Exhibit No. 10.15 to the 2000
          10-K and incorporated herein by reference)

  10.16   Crescent Real Estate Equities, Ltd. First Amended and Restated 401(k)
          Plan, as amended (filed as Exhibit No. 10.12 to the Registrant's
          Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference)

  10.17   Form of Registration Rights, Lock-Up and Pledge Agreement (filed as
          Exhibit No. 10.05 to the Form S-11 and incorporated herein by reference)

  10.18   Restricted Stock Agreement by and between Crescent Real Estate
          Equities Company and John C. Goff, dated as of February 19, 2002
          (filed as Exhibit No. 10.02 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.19   Unit Option Agreement Pursuant to the 1996 Plan by and between
          Crescent Real Estate Equities Limited Partnership and John C. Goff, dated as of February 19, 2002 (filed as Exhibit No. 10.01 to the
          Registrant's 2Q 2002 10-Q and incorporated herein by reference)

  10.20   Unit Option Agreement by and between Crescent Real Estate Equities
          Limited Partnership and John C. Goff, dated as of February 19, 2002
          (filed as Exhibit No. 10.04 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.21   Unit Option Agreement by and between Crescent Real Estate Equities
          Limited Partnership and Dennis H. Alberts, dated as of February 19,
          2002 (filed as Exhibit No. 10.05 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.22   Unit Option Agreement by and between Crescent Real Estate Equities
          Limited Partnership and Kenneth S. Moczulski, dated as of February 19,
          2002 (filed as Exhibit No. 10.06 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.23   Unit Option Agreement by and between Crescent Real Estate Equities
          Limited Partnership and David M. Dean, dated as of February 19, 2002
          (filed as Exhibit No. 10.07 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.24   Unit Option Agreement by and between Crescent Real Estate Equities
          Limited Partnership and Jane E. Mody, dated as of February 19, 2002
          (filed as Exhibit No. 10.08 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.25   Unit Option Agreement by and between Crescent Real Estate Equities
          Limited Partnership and Jerry R. Crenshaw, Jr., dated as of February
          19, 2002 (filed as Exhibit No. 10.09 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.26   Unit Option Agreement by and between Crescent Real Estate Equities
          Limited Partnership and Jane B. Page, dated as of February 19, 2002
          (filed as Exhibit No. 10.10 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.27   Unit Option Agreement by and between Crescent Real Estate Equities
          Limited Partnership and John L. Zogg, Jr., dated as of February 19,
          2002 (filed as Exhibit No. 10.11 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  10.28   Unit Option Agreement by and between Crescent Real Estate Equities
          Limited Partnership and Dennis H. Alberts, dated as of March 5, 2001
          (filed as Exhibit No. 10.12 to the Registrant's 1Q 2002 10-Q and incorporated herein by reference)

  21.01   List of Subsidiaries (filed as Exhibit No. 21.01 to the Registrant's
          2001 10-K and incorporated herein by reference)

  23.01   Consent of Ernst & Young LLP+

  23.02   Consent of Deloitte & Touche LLP+

  23.03   Consent of Ernst & Young LLP+

  23.04   Consent of Deloitte & Touche LLP+

  23.05   Consent of Shaw Pittman LLP+

  23.06 Consent of Sullivan and Cromwell (included in its opinion filed as Exhibit 8.02 hereto)

  24.01   Power of Attorney+

  99.01   Proxy Card of Crescent Operating, Inc.+

  99.02   Letter to stockholders of Crescent Operating, Inc.+


----------

  +       Previously filed.
  ++      Filed herewith.